SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 6, 2000


                       FRONTIER ADJUSTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


            Arizona                       1-12902                86-0477573
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(State or other jurisdiction of    (Commission File No.)   (IRS Employer ID No.)
        incorporation)


                  45 East Monterey Way, Phoenix, Arizona 85011
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (602) 264-1061


                                (Not Applicable)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                       FRONTIER ADJUSTERS OF AMERICA, INC.

                                   FORM 8-K/A

                                 CURRENT REPORT


ITEM 4(a). PREVIOUS INDEPENDENT ACCOUNTANT

     On September 13, 2000, Frontier Adjusters of America, Inc., an Arizona corporation ("Frontier"), filed a Current Report on Form 8-K to report a change in its independent accountant.

     Frontier provided M&P with a copy of the Current Report on Form 8-K contemporaneously with its filing with the SEC. In response, M&P furnished Frontier with a letter, addressed to the SEC, indicating that it agrees with the statements contained in the Current Report on Form 8-K insofar as such statements relate to M&P. Such letter is attached hereto as Exhibit 16.2.

ITEM 7.(c) EXHIBITS

16.1* Letter of McGladrey & Pullen, LLP regarding change in certifying accountant.
16.2 Letter of McGladrey & Pullen, LLP regarding approval of Current Report on Form 8-K.

* Filed with Form 8-K dated September 6, 2000 and filed with the SEC on September 13, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, Frontier has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 15, 2000             FRONTIER ADJUSTERS OF AMERICA, INC.

                                        By: /s/ Troy M. Huth
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                                            Troy M. Huth

                                        Its: President
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